NET LOSS PER SHARE (Tables)	12 Months Ended
Mar. 31, 2025
Loss per share*
SCHEDULE OF BASIC AND DILUTED NET LOSS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS

The calculation of the basic and diluted net loss per share attributable to the shareholders of the Company is based on the following data (in dollars, except share data):

	For the Years Ended March 31,
	2025	2024	2023
Numerator:
Net loss	$(3,376,410)	$(4,899,006)	$(4,263,231)
Less: Net loss attributable to holdback shares	(88,006)	-	-
Net loss attributable to the Company’s shareholders	$(3,288,404)	$(4,899,006)	$(4,263,231)

Denominator:
Weighted average ordinary shares outstanding – Basic and diluted	6,080,847	4,500,000	4,500,000

Net loss per share – Basic and diluted	$(0.54)	$(1.09)	$(0.95)